Ironclad Performance Wear Files for Chapter 11 Bankruptcy Protection
with Stalking Horse Bid from Radians

FARMERS BRANCH, TX – September 11, 2017 – Ironclad Performance Wear Corporation (ICPW:OTCPink), the recognized leader in high-performance task-specific work gloves, today announced that the Company and its subsidiary filed voluntary petitions under Chapter 11 of the U. S. Bankruptcy Code in the U. S. Bankruptcy Court, Central District of California, San Fernando Valley Division on September 8, 2017. The Company’s Chapter 11 cases are expected to be jointly administered.

During the pendency of the Chapter 11 cases, Ironclad will continue in the possession of its assets and will continue to operate and manage its business in the ordinary course, including continuing the development, manufacture and sale of its high-performance task-specific work gloves, pending the sale of substantially all of its assets pursuant to a sale under Section 363 of the Bankruptcy Code. The Company intends to request Bankruptcy Court approval of a series of customary motions related to the payment of various expenses to continue operations. Court documents and additional information are available as indicated below.

To facilitate continued business operations, on September 8, 2017, Ironclad entered into a Debtor-in-Possession Credit Agreement and Agreement for the Use of Cash Collateral (the DIP Agreement) with Radians Wareham Holding, Inc., pursuant to which Radians will provide to Ironclad a secured multiple draw term loan credit facility of up to $1,000,000 for normal business operations, and up to an additional $1,000,000 for additional purchases of inventory. Among other customary matters, Ironclad’s failure to comply with certain bankruptcy-related filing obligations within the timeframes set forth in the DIP Agreement constitute events of default thereunder.

On September 8, 2017, Ironclad also entered into a Stalking Horse Asset Purchase Agreement (the Purchase Agreement) with Radians pursuant to which Radians will purchase substantially all of Ironclad’s assets for (1) an aggregate amount of $20,000,000, subject to a reduction to $15,000,000 if certain conditions set forth in the Purchase Agreement are not met, and (2) the assumption of certain of Ironclad’s liabilities as set forth in the Purchase Agreement.

The closing of the transactions contemplated under the Purchase Agreement is conditioned on approval by the Bankruptcy Court, and consideration by Ironclad and the Bankruptcy Court, of higher or better competing bids for Ironclad’s assets at an auction. Ironclad will seek the Bankruptcy Court’s approval of bidding procedures for the auction requiring an initial overbid of at least $750,000 over the applicable purchase price in the Purchase Agreement, with subsequent overbids in increments of $250,000 or figures which are wholly divisible by $250,000. Bidders will be required to demonstrate that they have the financial means to consummate their transaction and to submit a cash deposit of $2,000,000.

If any party other than Radians is deemed by the Bankruptcy Court to be the winning bidder at the auction undertaken pursuant to the bidding procedures approved by the Bankruptcy Court, or if Ironclad elects to proceed with a plan of reorganization instead of proceeding with a sale of its assets, Radians will receive a break-up fee in the amount of $500,000.

The Purchase Agreement may be terminated upon the parties’ mutual consent, by either Ironclad or Radians upon material breach of the other party’s covenants or material inaccuracies in the other party’s representations and warranties, and by Radians upon Ironclad’s failure to file, by the dates specified in the Purchase Agreement, the bankruptcy motions set forth in the Purchase Agreement.

Geoff Greulich, Ironclad’s Chief Executive Officer, stated that “Given the shortage of liquidity, and having extensively explored and deliberated on available alternative transactions, rmanagement and the Board of Directors determined that an orderly pre-arranged Chapter 11 filing and subsequent Section 363 asset sale with an overbid process was in the best interests of Ironclad’s stockholders and creditors. Radians has extended terms that allow the Company to continue to meet the needs of its customers, employees and suppliers through a quick and efficient sale process.”

Levene, Neale, Bender, Yoo & Brill L.L.P. is serving as the Company’s bankruptcy counsel and Craig-Hallum Capital Group LLC is serving as its financial advisor in this process.

Cautionary Statements

The Company’s stockholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 cases is highly speculative and poses substantial risks. Trading prices for shares of the Company’s common stock may bear little or no relationship to the actual recovery, if any, by stockholders in the reorganization. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Generally, in bankruptcy cases the debtors are required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials will be prepared according to the requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Company’s consolidated financial statements filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Company believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Company’s securities or for comparison with other financial information filed with the Securities and Exchange Commission.

Most of the Company’s filings with the Bankruptcy Court are and will be available to the public at the offices of the Clerk of the Bankruptcy Court or the website (https://www.pacer.gov) or may be obtained through private document retrieval services. The Company undertakes no obligation to make any further public announcement or issue any update with respect to the documents filed with the Bankruptcy Court or any matters referred to therein.

About Ironclad Performance Wear Corporation

Ironclad Performance Wear is a leader in high-performance task-specific work gloves. It created the performance work glove category in 1998, and continues to leverage its leadership position in the safety, construction and industrial markets through the design, development and distribution of specialized task-specific gloves for industries such as oil & gas extraction; automotive; and police, fire, first-responder and military. Ironclad engineers and manufactures its products with a focus on innovation, design, advanced material science and durability. Ironclad's gloves are available through industrial suppliers, hardware stores, home centers, lumber yards, and sporting goods retailers nationwide; and through authorized distributors in North America, Europe, Australia, Middle East, Asia and South America.

Information about Forward-Looking Statements

This press release contains forward-looking statements, which include the following subjects, among others: the resolution of the Company’s Chapter 11 cases, the Company’s operations during the pendency of the Chapter 11 cases and motions the Company intends to file in connection with the Chapter 11 cases. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: unanticipated delays related to the filing, announcement or pendency of the Chapter 11 cases or to the conduct of the sale process contemplated by the Purchase Agreement and the auction, fluctuations in demand for Ironclad's products, the introduction of new products, Ironclad's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of Ironclad's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in Ironclad's filings with the United States Securities and Exchange Commission. For a more detailed description of the risk factors and uncertainties affecting Ironclad, please refer to the Company's recent Securities and Exchange Commission filings, which are available at www.sec.gov. Ironclad undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact

Geoff Greulich, CEO

(972) 996-5664